                               AMENDMENT NO. 2 TO
                         AUTOMATIC REINSURANCE AGREEMENT
                         EFFECTIVE AS OF JANUARY 1, 2011
                                   (Agreement)
                                     between
                     METLIFE INVESTORS USA INSURANCE COMPANY
                                    (Cedent)

                                       and
                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                                   (Reinsurer)

The Agreement is hereby amended, as of December 1st, 2011, as follows:

     1. The attached Schedule A, Plans of Reinsurance, amends and, as amended, restates Schedule A, Plans of Reinsurance. This restated Schedule A reflects the introduction of new Guaranteed Benefits offered by the Cedent.

     2. The attached Schedule B, Reinsurance Premiums, amends and, as amended, restates Exhibit II, Reinsurance Premiums. This restated Schedule B reflects the premiums for the new Guaranteed Benefits offered by the Cedent and a revision to the premiums to the Simple Solutions Variable Annuity Contracts.

This Amendment No. 2 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 2 to be signed as of the date first above written.

METLIFE INVESTORS USA INSURANCE COMPANY


By:    /s/ Roberto Baron
       ---------------------------------
Name:  Roberto Baron
       ---------------------------------
Title: Vice President
       ---------------------------------

METLIFE INSURANCE COMPANY OF CONNECTICUT


By:    /s/ Christopher Kremer
       ---------------------------------
Name:  Christopher Kremer
       ---------------------------------
Title: Vice President and Actuary
       ---------------------------------

                                   SCHEDULE A

                              PLANS OF REINSURANCE

A.   Reinsurer's Percentage:

          100% of the ceded liabilities described in Article I paragraph B, for the Reinsured Contracts.

B.   Reinsured Contracts:

          VARIABLE ANNUITY CONTRACTS
          --------------------------
          VA Series Contract (Standard Contract, 7-year surrender charge schedule)
          XC Series Contract (Bonus Contract, 9-year surrender charge schedule) L Series Contract (4-year surrender charge schedule)
          C Series Contract (No surrender charges)
          S Series Contract (Standard and L Series)
          VA - 4 Class Series Contract (L Class)

          Marquis Portfolios (No surrender charges)
          PrimElite IV (8-year surrender charge schedule)
          Series XTRA (9-year surrender charge schedule)
          Series XTRA 6 (9-year surrender charge schedule)
          Simple Solutions (6-year surrender charge schedule)
          MetLife Growth & Guaranteed Income (5-year surrender charge schedule, Fidelity Distribution)

          FORM NUMBERS
          ------------

          Guaranteed Minimum Death Benefits and Earnings Preservation Benefits:
          ---------------------------------------------------------------------

          Principal Protection: Form 8015 (11/00)
          Option 2 - Return of Purchase Payment Death Benefit: MGGI (10/09) Annual Step-Up: Form 8017 (11/00)
          Greater of Annual Step-Up and 5% Rollup: Form 8016(11/00) Enhanced Death Benefit II: Form MLIU-640-1 (4/08) & Endorsement MLIU-RMD (7/10)-E
          Enhanced Death Benefit III: Form MLIU-640-1 (4/08) & Endorsement MLIU-RMD (7/10)-E
          Enhanced Death Benefit Max: Form MLIU-640-1 (4/08) & Endorsement MLIU-RMD (7/10)-E

          Enhanced Death Benefit Max II: Form MLIU-640-1 (4/08) & Endorsement MLIU- RMD(7/10)-E

          Additional Death Benefit - Earnings Preservation Benefit (EPB): Form 8019 (11/00)

          Guaranteed Minimum Income Benefits:
          -----------------------------------
          Guaranteed Minimum Income Benefit Plus: Form 8018-2 (05/05) Guaranteed Minimum Income Benefit Plus: Form MLIU-560-4 (4/08) or MLIU-560-5 (5/09)
          Guaranteed Minimum Income Benefit Plus III: Form MLIU-560-4 (4/08) or MLIU-560-6 (11/10) & Endorsement MLIU-RMD (7/10)-E
          Guaranteed Minimum Income Benefit Plus IV: Form MLIU-560-4 (4/08), MLIU-560-7 (9/11) or MLIU-560-6-OR (9/11) & Endorsement MLIU-RMD (7/10)-E
          Guaranteed Minimum Income Benefit Max: Form MLIU-560-4 (4/08) or MLIU-560-5 (9/10) & Endorsement MLIU-RMD (7/10)-E
          Guaranteed Minimum Income Benefit Max II: Form MLIU-560-4 (4/08), MLIU-560-8 (9/11) or MLIU-560-5-OR (9/11) & Endorsement MLIU-RMD (7/10)-E

          Guaranteed Withdrawal Benefits:
          -------------------------------
          Guaranteed Withdrawal Benefit: Form MLIU-690-2 (11/05)
          Lifetime Guaranteed Withdrawal Benefit: Form MLIU-690-3 (6/06) Lifetime Withdrawal Guaranteed Benefit (2008 Version): Form MLIU-690-4 (4/08) or MLIU-690-5 (7/09)
          Lifetime Withdrawal Guaranteed Benefit III: Form MLIU-690-4 (4/08) or MLIU-690-5 (7/09)
          Guaranteed Withdrawal Benefit for Life: MGGI (10/09)

                                   SCHEDULE B

                              REINSURANCE PREMIUMS

A.   GMDB PROGRAM

                                                                               REINSURANCE
                                                                                  PREMIUM
          GMDB PROGRAM                         CONTRACTS COVERED               (BASIS POINTS)
--------------------------------  -----------------------------------------   ---------------
      Principal Protection                  All Reinsured Contracts                9.00

       Option 2 - Return of            MetLife Growth & Guaranteed Income          9.00
      Purchase Payment Death                       Contracts
             Benefit

         Annual Step-Up           All Reinsured Contracts, except S Series,       20.00
                                      Simple Solutions & MetLife Growth &
                                          Guaranteed Income Contracts)

Greater of Annual Step-Up and 5%   All Reinsured Contracts, except S Series,      35.00
             Rollup                Marquis Portfolios, PrimElite IV, Series
                                   XTRA, Series XTRA 6, Simple Solutions &
                                       MetLife Growth & Guaranteed Income
                                                   Contracts)

     Enhanced Death Benefit           All Reinsured Contracts, except             60.00
               II                      Series XC, Marquis Portfolios,
                                      PrimElite IV, Simple Solutions &
                                     MetLife Growth & Guaranteed Income
                                                   Contracts
                                                Issue Ages 0-69

     Enhanced Death Benefit          All Reinsured Contracts, except Series       60.00
               Max                   XC, Series XTRA, Marquis Portfolios,
                                       PrimElite IV, Simple Solutions &
                                      MetLife Growth & Guaranteed Income
                                                   Contracts
                                                Issue Ages 0-69

     Enhanced Death Benefit            All Reinsured Contracts, except            60.00
               III                   Series XC, Series XTRA, Series XTRA
                                     6, Marquis Portfolios, PrimElite IV,
                                     Simple Solutions & MetLife Growth &
                                      Guaranteed Income Contracts Issue
                                                  Ages 0-69

     Enhanced Death Benefit            All Reinsured Contracts, except            60.00
             Max II                  Series XC, Series XTRA, Series XTRA
                                     6, Marquis Portfolios, PrimElite IV,
                                      Simple Solutions & MetLife Growth &
                                       Guaranteed Income Contracts Issue
                                                   Ages 0-69

                                                                               REINSURANCE
                                                                                 PREMIUM
         GMDB PROGRAM                          CONTRACTS COVERED              (BASIS POINTS)
--------------------------------  -----------------------------------------   ---------------
          Enhanced Death               All Reinsured Contracts, except           115.00
            Benefit II                  Series XC, Marquis Portfolios,
                                       PrimElite IV, Simple Solutions &
                                         MetLife Growth & Guaranteed
                                               Income Contracts
                                               Issue Ages 70-75

          Enhanced Death               All Reinsured Contracts, except           115.00
            Benefit Max                Series XC, Series XTRA, Marquis
                                       Portfolios, PrimElite IV, Simple
                                         Solutions & MetLife Growth &
                                         Guaranteed Income Contracts
                                               Issue Ages 70-75

          Enhanced Death               All Reinsured Contracts, except           115.00
           Benefit III                  Series XC, Series XTRA, Series
                                         XTRA 6, Marquis Portfolios,
                                       PrimElite IV, Simple Solutions &
                                          MetLife Growth & Guaranteed
                                               Income Contracts
                                               Issue Ages 70-75

          Enhanced Death               All Reinsured Contracts, except           115.00
          Benefit Max II                Series XC, Series XTRA, Series
                                         XTRA 6, Marquis Portfolios,
                                         PrimElite IV, Simple Solutions &
                                         MetLife Growth & Guaranteed
                                               Income Contracts
                                               Issue Ages 70-75

          Enhanced Death                 Marquis Portfolios Contracts             80.00
            Benefit II                         Issue Ages 0-69

          Enhanced Death                 Marquis Portfolios Contracts            135.00
            Benefit II                         Issue Ages 70-75

       Earnings Preservation          All Reinsured Contracts, except S           25.00
              Benefit                 Series, Simple Solutions & MetLife
                                          Growth & Guaranteed Income
                                                  Contracts

B.   INCOME PROGRAM

                                                                               REINSURANCE
                                                                                 PREMIUM
        INCOME PROGRAM                        CONTRACTS COVERED                (BASIS POINTS)
--------------------------------  -----------------------------------------   ---------------
   GMIB Plus: Form MLIU-560-4       All Reinsured Contracts, except Marquis      100.00
   (4/08) or MLIU-560-5 (5/09)         Portfolios, PrimElite IV, Simple
                                   Solutions, & MetLife Growth & Guaranteed
                                               Income Contracts

  GMIB Plus III: 560-4 (4/08) or    All Reinsured Contracts, except Series       100.00
       MLIU-560-6 (11/10) &          XC, PrimElite IV, Simple Solutions, &
   Endorsement MLIU-RMD(7/10)-E       MetLife Growth & Guaranteed Income
                                                   Contracts

  GMIB Plus IV: 560-4 (4/08) or     All Reinsured Contracts, except Series       100.00
            MLIU-560-7                  XC, Series XTRA, Series XTRA 6,
   (9/11)or MLIU-560-6-OR(9/11)&        PrimElite IV, Simple Solutions, &
   Endorsement MLIU-RMD(7/10)-E       MetLife Growth & Guaranteed Income
                                                   Contracts

  GMIB Max: MLIU-560-4 (4/08) or    All Reinsured Contracts, except Series       100.00
 MLIU-560-5 (9/10) & Endorsement     XC, Series XTRA, Marquis Portfolios,
         MLIU-RMD(7/10)-E              PrimElite IV, Simple Solutions, &
                                      MetLife Growth & Guaranteed Income
                                                   Contracts

     GMIB Max II: MLIU-560-4        All Reinsured Contracts, except Series       100.00
   (4/08) or MLIU-560-8 (9/11)      XC, Series XTRA, Series XTRA 6, Marquis
    or MLIU-560-5-OR(9/11)&          Portfolios, PrimElite IV, Simple
   Endorsement MLIU-RMD(7/10)-E    Solutions, & MetLife Growth & Guaranteed
                                               Income Contracts

  GMIB Plus: Form 8018-2 (05/05)              S Series Contracts                  80.00

    GMIB Plus: Form MLU-560-4            Marquis Portfolios Contracts            115.00
 (4/08) or MLU-560-5 (5/09) GMIB
    Plus III: 560-4 (4/08) or
       MLIU-560-6 (11/10) &
   Endorsement MLIU-RMD(7/10)-E

C. WITHDRAWAL PROGRAM

                                                                               REINSURANCE
                                                                              PREMIUM (BASIS
      WITHDRAWAL PROGRAM                        CONTRACTS COVERED                POINTS)
--------------------------------  -----------------------------------------   ---------------
      Guaranteed Withdrawal         All Reinsured Contracts, except Marquis       55.00
             Benefit              Portfolios, PrimElite IV, S Series, Simple
                                    Solutions & MetLife Growth & Guaranteed
                                               Income Contracts

       Principal Guarantee               Marquis Portfolios Contracts             50.00

    Principal Guarantee Value            Marquis Portfolios Contracts             25.00

      Guaranteed Withdrawal                 PrimElite IV Contracts                25.00
             Benefit

   Lifetime GWB (2008 Version)      All Reinsured Contracts, except Marquis      125.00
      - Single Life Version       Portfolios, PrimElite IV, Simple Solutions &
                                  MetLife Growth & Guaranteed Income Contracts

       Lifetime GWB (2008           All Reinsured Contracts, except Marquis      150.00
      Version) - Joint Life       Portfolios, PrimElite IV, Simple Solutions &
             Version              MetLife Growth & Guaranteed Income Contracts

   Lifetime GWB (2008 Version)           Marquis Portfolios Contracts            145.00
      - Single Life Version

       Lifetime GWB (2008                Marquis Portfolios Contracts            170.00
      Version) - Joint Life
             Version

   Lifetime GWB - Single Life           PrimElite IV Contracts sold before       110.00
             Version                              July 15, 2011

   Lifetime GWB - Single Life       PrimElite IV Contracts sold on or after      140.00
             Version                             July 15, 2011

    Lifetime GWB - Joint Life           PrimElite IV Contracts sold before       125.00
             Version                             July 15, 2011

    Lifetime GWB - Joint Life       PrimElite IV Contracts sold on or after      155.00
             Version                             July 15, 2011

    Lifetime LWG III -Single         Simple Solutions Contracts sold on or       100.00
          Life Version                      before December 9, 2011

    Lifetime LWG III -Single         Simple Solutions Contracts sold after       110.00
          Life Version                         December 9, 2011

   Lifetime LWG III-Joint Life       Simple Solutions Contracts sold on or       120.00
             Version                        before December 9, 2011

   Lifetime LWG III-Joint Life       Simple Solutions Contracts sold after       130.00
             Version                           December 9, 2011

  Guaranteed Withdrawal Benefit        MetLife Growth & Guaranteed Income         90.00
   for Life - Single Annuitant                      Contracts

                                                                                REINSURANCE
                                                                               PREMIUM (BASIS
      WITHDRAWAL PROGRAM                       CONTRACTS COVERED                  POINTS)
--------------------------------  -----------------------------------------   ---------------
     Guaranteed Withdrawal            MetLife Growth & Guaranteed Income         105.00
    Benefit for Life - Joint                    Contracts
          Annuitants